Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

For the period ended December 31, 2007, the average annual total returns of Ariel Fund and Ariel Appreciation Fund for the one-, five- and ten-year periods were -1.70%, +11.32% and +9.46%; and -1.40%, +10.77% and +9.04%, respectively. For the period ended December 31, 2007, the average annual total returns of Ariel Focus Fund for the one-year and since inception (June 30, 2005) periods were -2.54% and +5.71%. As of September 30, 2007, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.03% and 1.12%, respectively. As of September 30, 2007, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.63%. Ariel Capital Management, LLC, the Adviser to the Ariel Mutual Funds, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2009. After that date, there is no assurance that such expenses will be limited.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, arielmutualfunds.com.

This report candidly discusses a number of individual companies. Our opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

Please consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. Before investing, you should carefully read the funds’ prospectus, which contains this and other information about the funds. Call the Funds at 800-292-7435 for a prospectus or visit our web site, arielmutualfunds.com. ©2008, Ariel Distributors, LLC.

Ariel Investment Trust
P.O. Box 701
Milwaukee, WI 53201-0701
800-292-7435
arielmutualfunds.com

Table of Contents

The Patient Investor	2

Company Spotlights	6

Ariel Fund	9

Ariel Appreciation Fund	13

Ariel Focus Fund	17

Notes to Schedules of Investments	20

Board of Trustees	21

Turtle Talk with our Investment Specialists

I love watching Mellody Hobson on Good Morning America and hearing her tips on saving and investing. One of my goals this year is to be smarter about my own money. I’m anticipating a tax refund this spring, do you have any suggestions?

-Wendy H., Greensboro, NC

Khoa: Great question. Did you know that roughly three out of every four taxpayers will receive a refund and last year, the average amount was $2,300! If that sounds good, doesn’t $15,750 sound even better? That’s approximately how much $2,300 would grow to in a mutual fund, if left untouched for 25 years, assuming an average annual return of 8%.

Even the IRS understands how important it is to save for your future and makes it easy. On your tax return, you can request to have your refund directly deposited into your Ariel Mutual Fund account. Or you can use Form 8888 which is available on arielmutualfunds.com or the IRS web site. In either case, you will need to provide Ariel’s routing number which is #075000022 along with your Ariel Mutual Fund account number.

If you have any questions about directing your refund to Ariel Mutual Funds, please call 800-292-7435, option 4 and ask for me directly, or send an email to email@arielmutualfunds.com.

The illustration above is hypothetical and does not represent actual returns of the Ariel Mutual Funds. The information provided is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular fund or security.

DECEMBER 31, 2007	SLOW AND STEADY WINS THE RACE

“In this emotionally charged environment, good companies are thrown out with bad, leaving behind terrific buying opportunities for those who maintain a cool and rational head.”

Dear Fellow Shareholder: After a 5 year run—the second longest in modern stock market history—an aged and staggering bull finally stumbled during the quarter. Its legs over-whelmed by the enormous weight of a housing slump, a subprime induced credit crunch, a maxed-out consumer and near record energy prices. Although this obstinate creature had already shown clear signs of fatigue long ago, the final countdown began on October 9, 2007. By November 26th, the broad market as measured by the Standard & Poor’s 500 officially corrected—having lost 10% of its value. With more losses in December, the ravaged bull was now on life support and whispers of a bear market started to intensify as 2007 came to a gloomy end—a sentiment perhaps best characterized by a tongue-in-cheek Barron’s headline that deadpanned, “OK, This Is Serious.”

The fourth quarter was marked by dramatic extremes. While the toughest hand was dealt to the small and mid-cap value issues, large company growth stocks went practically unscathed. Ariel Fund managed to modestly out-perform its primary benchmark with a
-6.73% loss compared to the Russell 2500 Value Index’s -6.97% fall. (By comparison, the growthier names in the Russell 2500 Index resulted in its -4.32% decline.) Despite our heavy weightings, strong-stock picking in two of the market’s hardest hit sectors—consumer discretionary and financial stocks—enabled us to hold up in the face of some stiff headwinds. More specifically, during a time when the benchmark’s downtrodden consumer discretionary stocks dropped -13.75% and its abandoned financial names fell
-10.86%, Ariel Fund’s consumer and financial sectors did much better with -7.69% and -5.35% declines. Meanwhile, Ariel Appreciation Fund’s -5.91% fall edged out the Russell Midcap Value Index’s -5.97% drop, while the Russell Midcap Index lost only
- 3.55%. Although the Russell Midcap Value Index’s financial services names tumbled -13.59%, Ariel Appreciation’s financial stocks dropped only -2.93%. In the end, the Index’s red-hot energy related names offset the blow. On a relative basis, financial stocks also helped the Ariel Focus Fund, which topped the Russell 1000 Value Index -5.40% to -5.80%. The Index’s financial stocks lost
-15.61%, while the financial holdings in Ariel Focus lost -9.76%. Again, like the other “core indices,” the Russell 1000 Index outperformed value—losing -3.23%. Similarly, the S&P 500 Index posted a -3.33% return.

With the fourth quarter over and done, Ariel Fund closed out 2007 with a good year relative to its primary bench-mark. Insulated by its higher quality names—the same names that were largely ignored in the extended rally—the Fund posted a -1.70% 12-month return versus -7.27% for

ARIELMUTUALFUNDS.COM

the Russell 2500 Value Index and +1.38% for the Russell 2500 Index. Similarly, Ariel Appreciation Fund gave back -1.40% for the year—marginally better than the Russell Midcap Value Index which lost -1.42% but less than the +5.60% gain posted by the Russell Midcap Index (which, by the way, was even better than the S&P 500’s +5.49% rise). While Ariel Fund and Ariel Appreciation Fund performed similarly in 2007—a clear outgrowth of our conservative and disciplined approach—the year-end results of the small/mid-cap (“smid”) and mid-cap value benchmarks differed substantially. In short, the midcap benchmarks were juiced by a hefty contribution from their overheated energy holdings whose volatile and unpredictable shares have grown beyond the smaller index cap ranges. Likewise, in the absence of the capricious energy names we consciously avoid, Ariel Focus retreated -2.54% in 2007, compared to a -0.17% decline for the Russell 1000 Value Index and a dissimilar +5.77% gain for the Russell 1000 Index.

“...Ariel Fund closed out 2007
with a good year...insulated
by its higher quality names—
the same names that were largely
ignored in the extended rally...”

Although the quarter and year are the usual subjects of this communication, the opening weeks of January have proven to be among the most challenging in stock market history and therefore worthy of some comments. As we write, there is an ominous mood on Wall Street as many have begun to wonder if their skyscrapers were built on shaky foundations. Clearly, they did not get the memo: as Fortune noted last July, “When it comes to markets, we hold these truths to be self-evident: (1) It’s never different this time, and (2) Every boom leads to financial excesses that spark its undoing.” In this emotionally charged environment, good companies are thrown out with bad, leaving behind terrific buying opportunities for those who maintain a cool and rational head. To that end, we are patiently sifting through the falling wreckage, in search of the consistent and predictable businesses that have been oversold. Oddly, some Wall Street favorites continue to defy gravity, while the true bargains keep falling. But, we view this as a temporary phenomenon. As the No-Load Fund Analyst noted last June, “...the truth is that risk is counterintuitive: it is actually lowest when it ‘feels’ highest...[and] prices become more attractive when sentiment is negative...”

Portfolio Comings and Goings

In Ariel Fund and Ariel Appreciation Fund, we purchased shares of Sotheby’s (NYSE: BID), one of the most renowned auction houses for fine arts, featured on page 6. We profitably owned Sotheby’s twice before and saw November’s over-reaction to one weak auction as a great buying opportunity. We did not eliminate any positions in Ariel Fund but did also buy CB Richard Ellis Group, Inc. (NYSE: CBG), a leading commercial real estate services firm. Meanwhile, in a divergent move from our normal buy-and-hold strategy, we bought financial guarantor MBIA Inc. (NYSE: MBI) in the Ariel Appreciation Fund during the quarter but quickly sold it at a 12.5% profit once we determined rating agencies would require the firm to dilute shareholders by adding capital or face a credit downgrade. On December 5, Moody’s did exactly that and the stock has made headlines for having fallen sharply as a result. In Ariel Appreciation Fund, we also parted with direct marketing services firm Harte-Hanks, Inc. (NYSE: HHS) to pursue more compelling opportunities. Ariel Focus Fund sold Morgan Stanley (NYSE: MS) last June but repurchased this well-established franchise at a bargain price in December after its stock price plunged -29.0% in the wake of the subprime crisis. Meanwhile, Focus Fund sold its stake in Pfizer Inc (NYSE: PFE) to pursue other investment ideas.

QUARTERLY REPORT  DECEMBER 31, 2007

“Does anyone have any questions for my answers?”

-Henry Kissinger

When an investment manager goes through a difficult performance period—which all managers do—there is one question that clients and shareholders inevitably ask: what do you plan to do differently? That’s a tough one: the very best investors say consistently applying a disciplined approach is crucial to replicating success. If you have amassed a solid track record by employing a well-defined strategy, one of the worst things you can do when it falls out of favor is to deviate from that which made you victorious. In this respect, change can be a very bad thing. So although we are deeply wedded to a unique investment philosophy that has been honed over 25 years and led to our strong long-term performance record, we will always strive to have a learning culture—one that recognizes that the very best are always working to be better. Consider Tiger Woods. He may be one of the greatest golfers of all time but like most professional golfers, he, too, has a coach to help him further perfect his swing.

“When confronted with a stock
that is out of favor, our job is to
separate opportunity from oblivion.”

As value managers who live to ferret out bargains, our interest is piqued when a company is challenged. When confronted with a stock that is out of favor, our job is to separate opportunity from oblivion.It’s easy to oversimplify this work as that of a number cruncher but Albert Einstein had it right: “Many of the things you can count, don’t count. Many of the things you can’t count, really count.” While the balance sheet is extremely important and sales and earnings matter, they are pieces of a bigger puzzle. Through our investigative research effort we know face-to-face meetings with management teams are critically important to our investment thesis and ultimate conviction about a holding. At a company visit, getting a CEO to open up about corporate problems takes real skill. It is human nature to clam up when confronted with difficulty, which is why Lyndon Johnson reportedly said, “the most important thing a man can tell you is the thing he least wants to talk about.” It is for this reason that we must be professional questioners. And just like Tiger, we hired a coach in 2005 to help us further perfect our questioning.

“While the balance sheet is
extremely important and sales
and earnings matter, they are
pieces of a bigger puzzle.”

The typical approach to stock research is to prepare a list of questions, ask one and then methodically move on to the next—like checking off a “to do” list. The better, more artful way is strategic interviewing: homing in on the most relevant information in an answer and tactically asking follow up questions to elicit new, more useful information. In a quest to be exceptional questioners, we sought the help of Business Intelligence Advisors which calls itself BIA for short. These former CIA and national security operatives teach proven information gathering methods focused on question sequencing. In their words, “BIA adapts techniques developed in the context of international intelligence gathering and national security to enhance high-value, high-risk decision making in the private sector...where the reliability of information can make a critical difference in outcomes.”

According to the BIA experts, it is important to prepare questions with only one goal in mind, “What do I most

800-292-7435

want to know?” Once that is established, it is best to focus on two or three key areas and remain committed to those lines of inquiry. Every question should be short and to the point. Most public company execs are usually well scripted, heavily “lawyered” and pretty seasoned at dealing with Wall Street investors. Therefore, predictable questions get predictable answers; lazy questions get meaningless answers (i.e. “Give me color on that marketing strategy?”); whereas unusual questions get unusual, productive answers. This is how one can move beyond “questioning” and get to “information extraction.” For example, BIA teaches the benefits of uniquely crafted questions that present the issue in an unconventional and unexpected way, forcing the executive to “think” about the response rather than deliver a prepared or “canned” answer. Even when the executive fails to disclose all the facts, the thought process the question invokes will reveal behaviors that will indicate to the trained interviewer that concerns exist and relevant information is likely being withheld. It is worth noting that supportive questions work best—think “carrots” as opposed to “sticks.”

“Albert Einstein had it right:
‘Many of the things you can count, don’t count. Many of the things you can’t count, really count.’”

Another useful BIA strategy is to employ a technique that plants information in the form of a question that disrupts an executive’s normal thought process. These questions are purposefully designed to be a bit over the top by being out of the normal range. For example, one might ask, “We know things are tough, but your team is good in tough times. Still, you must be preparing for things to get 75% worse than they are now.” When a CEO or CFO hears “75%” rather than just “worse,” they usually re-anchor the out-of-bounds number in reality. If they do not react, the questioner knows things are not good and will likely get a read on what is within the bounds of what to expect.

Since 70-80% of all communication is non-verbal, the BIA experts teach ways to decipher body language. Avoiding eye contact is commonly believed to be a clear sign of deception, but BIA says this is a common myth. Instead, they demonstrate a cluster of other behaviors often reveals discomfort or a lack of conviction. For example, when a questioner’s probing gets closer to a problem area, executives might shift in their seat, clear their throat, bite their lip, touch their face, adjust their eyeglasses or start organizing things around them. It is not a single reaction but a series or combination of actions that can expose an underlying issue. Additionally, protest statements (i.e. “We are a great company.” Or “Why would we ever do that?”); answers that are overly specific; or answers riddled with qualifiers (i.e. candidly, honestly, fundamentally); can be useful red flags that underscore the need for more probing.

We have learned a great deal as a result of our ongoing work with BIA. While we have always prided ourselves on our rigorous due diligence, BIA’s unique insights have helped make us even better.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can contact us directly at email@arielmutualfunds.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

QUARTERLY REPORT  DECEMBER 31, 2007

Company Spotlight	[Ariel Fund]
[Ariel Appreciation Fund]

Sotheby’s (NYSE: BID)

1334 York Avenue

New York, NY 10021

800-813-5968

www.sothebys.com

Founded in 1744, today Sotheby’s is one of the world’s largest and most prestigious auction houses. The company offers properties across 70 collectible categories including fine art, antiques, rare jewelry, coins, medieval manuscripts and exotic sports cars. Beyond auctions, Sotheby’s also is involved in the purchase and resale of art and collectibles; brokering private purchases; and other art-related financing activities.

Premier Franchise and Client Base

By spending well over two centuries developing its brand, Sotheby’s has built up a number of competitive strengths. The company boasts over 100 years of appraisal history as well as highly-regarded proprietary research techniques for authenticating the history, originality and identity of art properties. Additionally, Sotheby’s provides clients with an extensive line-up of services including financing, appraisals, importing/exporting and marketing—making it difficult for smaller boutiques to compete. Long-term relationships are also critical in this business as clientele is concentrated among a small segment—largely museums, institutions and wealthy individuals. Sotheby’s expertise, high-touch service and reputation for garnering record bids has attracted a top-tier, global client base. In fact, more than half of the individuals featured in Forbes’ “100 World’s Richest People” and “100 Richest Americans” are Sotheby’s clients, as are 169 of the Top 200 Collectors as identified by Art News.

The Art of Buying Art

We last purchased shares of Sotheby’s in February 2002 when the stock price was pummeled after a well-publicized price-fixing scandal. Sotheby’s went through a major restructuring and also benefited from a rebound in the art world. By 2006, its stock was trading near our estimate of full value and our discipline led us to sell. In hindsight, we sold too early and have been watching and waiting for the right opportunity to buy again. That chance came last November when Sotheby’s suffered a weak Impressionist and Modern Art sale. Disappointingly, a Van Gogh, valued between $28 million and $35 million, failed to attract a suitable bid while other works sold below their estimates. Sotheby’s stock fell sharply on the news—losing 28% in one day—giving us a nice entry point.

Expanding Geographic Footprint

Despite concerns that the art market has peaked, we see considerable runway for growth. Over the past few years, wealthy collectors from Russia, China, India and the Middle East have greatly helped propel the industry. Notably, Sotheby’s 2007 art sales nearly doubled, and a number of works have received record-setting bids. To meet growing demand, Sotheby’s is expanding its presence in Beijing, Moscow and the Middle East. As of December 31, 2007, the company traded at $38.10, a compelling 25% discount to our private market value estimate of $51.

ARIELMUTUALFUNDS.COM

Company Spotlight	[Ariel Focus Fund]

Citigroup Inc. (NYSE: C)

399 Park Avenue

New York, NY 10043

800.285.3000

www.citigroup.com

Citigroup is a preeminent financial services firm with a formidable geographic presence spanning 100 countries. Serving over 200 million customer accounts, Citigroup is one of the world’s largest financial institutions with assets of almost $2.2 trillion. It is also the largest provider of credit cards with more than 150 million accounts. Originally founded as City Bank of New York in 1812, Citi reached its impressive size and strength as a result of significant mergers and acquisitions, including Travelers and Salomon Smith Barney. Today, the company operates under three primary business groups—Global Consumer, Institutional Clients Group and Global Wealth Management.

Blue-Chip Brand

Often referred to as a U.S. bank, Citigroup is truly a global company, deriving 54% of its revenues outside the United States. To elevate an already highly-regarded brand name, Citigroup revitalized its identity by uniting all businesses under the well-known “Citi” name and familiar red arc. As one executive described, the Citi approach combines the service of a neighborhood bank with the resources of a global giant. Notably, in BusinessWeek’s annual survey of the 100 Best Global Brands, Citi was ranked 11th alongside perennial brand powerhouses like Coca-Cola, McDonald’s and Disney. We believe this world-class brand status will be an important competitive advantage as Citi expands into more emerging markets.

Subprime Issues Hit

Major players on Wall Street, once thought to be invincible, were hard hit by the subprime mortgage meltdown and widespread credit crunch that dominated the second half of 2007. Citigroup posted an 83% decline in net income in 2007, stemming from $18 billion in write-downs related to subprime credit and weakness in its fixed income market activities. A casualty of Citi’s subprime exposure was Chairman and CEO Charles Prince who resigned last fall. Vikram Pandit, head of Citi’s investment banking business, was named the new Chief Executive and Sir Win Bischoff took over as Chairman.

Regaining Strength

There are real issues facing Citigroup and the financial services industry overall. Yet we believe critics are excessively pessimistic and are not giving credit to the underlying strength of Citigroup’s diversified business model, world-class brand, opportunities in emerging markets or its $113 billion in equity. In our view, the stock’s sharp decline of almost 50% this year, exceeds the reduction in Citigroup’s long-term earnings power. We believe Citigroup’s balance sheet has stabilized and brands like this don’t crumble easily. As of December 31, 2007, shares traded at $29.44, a 45% discount to our $54 estimate of private market value.

QUARTERLY REPORT  DECEMBER 31, 2007

Company Spotlight	[Ariel Fund]

Bio-Rad Laboratories, Inc. (AMEX: BIO)

1000 Alfred Nobel Drive

Hercules, CA 94547

(510) 724-7000

www.bio-rad.com

Bio-Rad Laboratories, Inc. designs and manufactures products for two key segments of the health care industry: life science research and diagnostics. Its life science division produces laboratory equipment and tools used for cancer and genetic research as well as for preventive testing for things like food pathogens and mad cow disease. Its diagnostics business concentrates on the study of bodily fluids and human tissues, including blood typing, infectious disease testing, diabetes monitoring and molecular pathology. Bio-Rad’s pioneering work contributes to the discovery of new drugs, medical advancements and the lowering of health care costs worldwide.

Competitive Strength

Bio-Rad has several strategic advantages, including its brand name and reputation for excellence within the industry. While not as well-known to the average patient, the Bio-Rad name is highly regarded by hospitals, universities, major research institutions and biotech and pharmaceutical firms. Another key strength is the company’s vast product line-up, which spans 8,000 products, many of which command leading market share. Additionally, Bio-Rad consistently receives multiple industry awards for innovation and emerging technologies. For example, Bio-Rad was recently recognized with a Frost & Sullivan Product of the Year Award for a breakthrough called ProteOn XPR36. This system affords scientists an economical method to study protein interactions and should accelerate drug development as well as increase insight into complex cellular processes.

Overlooked Gem

Frequently, Bio-Rad’s strong business fundamentals go unnoticed by the broader investment community, primarily because the company is covered by just two Wall Street analysts. Some investors worry about the significant family ownership of Bio-Rad. Additionally, management refuses to run the business on a quarterly basis which can frustrate investors focused on quarterly results and create short-run stock volatility. Fortunately for Ariel, Bio-Rad was on our radar screen. In late 2005, we began building our position when the stock price dipped as an increase in competition put pressure on the pricing of its mad cow disease testing.

Focused on the Future

We have faith in Bio-Rad’s disciplined leadership, quality products—and as long-term investors, we are not overly concerned by short-term ups and downs. For example, the stock price dropped in February 2007 when management announced increased investments and the integration of two acquisitions would pressure earnings downward. As the year unfolded, higher than anticipated top-line growth offset spending increases. Ultimately, Bio-Rad significantly beat earnings expectations and we see no reason this financial momentum will not continue. As of December 31, 2007, shares traded at $103.62, an 11% discount to our $117 estimate of private market value.

800-292-7435

Ariel Fund Performance Summary	Inception: November 6, 1986

Composition of Equity Holdings

		Russell
		2500	Russell	S&P
	Ariel	Value	2500	500
	Fund†	Index	Index	Index
Financial Services	33.4%	32.2%	20.5%	18.4%
Consumer Discretionary & Services	24.6%	11.0%	16.4%	11.0%
Materials & Processing	10.6%	12.8%	11.4%	4.1%
Producer Durables	10.3%	5.1%	7.8%	4.9%
Consumer Staples	8.0%	3.4%	2.3%	8.0%
Health Care	7.6%	4.7%	11.9%	12.2%
Technology	5.5%	8.0%	11.9%	14.1%
Utilities	0.0%	12.5%	6.5%	7.6%
Other Energy	0.0%	5.1%	6.3%	5.0%
Autos & Transportation	0.0%	3.6%	3.9%	2.3%
Other	0.0%	1.4%	0.9%	4.5%
Integrated Oils	0.0%	0.0%	0.1%	7.8%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	100.1%
Cash, Other Assets & Liabilities	-0.1%

Expense Ratio

As of 9/30/07	1.03%

Average Annual Total Returns as of December 31, 2007

	4th Quarter	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Fund	-6.73%	-1.70%	3.06%	11.32%	9.46%	12.77%
Russell 2500 Value Index	-6.97%	-7.27%	6.28%	16.17%	9.66%	12.61%
Russell 2500 Index	-4.32%	1.38%	8.38%	16.99%	9.01%	11.75%
S&P 500 Index	-3.33%	5.49%	8.62%	12.83%	5.91%	11.31%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Fund

	Top Ten Equity Holdings
1	Markel Corp. Specialty insurance provider	5.8%

2	Hewitt Associates, Inc. Human resources outsourcing and consulting firm	5.4%

3	IDEX Corp. Industrial product manufacturer	4.4%

4	Constellation Brands, Inc. Leading producer and marketer of alcohol beverage brands	4.3%

5	Energizer Holdings, Inc. Consumer battery and razor manufacturer	4.1%

6	Anixter International Inc. Global distributor of communication products, wire, cable and fasteners	4.1%

7	Royal Caribbean Cruises Ltd. Worldwide cruise company	4.0%

8	Janus Capital Group Inc. Diversified asset management company	3.9%

9	City National Corp. Regional bank and private wealth management company	3.7%

10	Brady Corp. Global manufacturer of industrial identification and specialty coated products	3.7%

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500® Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 2500® Index measures the performance of small and mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

QUARTERLY REPORT   DECEMBER 31, 2007

Ariel Fund Schedule of Investments

Number of Shares	COMMON STOCKS—100.11%	Cost	Market Value

	Consumer Discretionary & Services—24.63%
1,500,475	Black & Decker Corp.	$121,537,818	$104,508,084
2,057,725	Harte-Hanks, Inc.	46,375,321	35,598,643
4,817,050	Hewitt Associates, Inc., Class A (a)	119,170,058	184,444,844
7,406,800	Interpublic Group of Cos., Inc. (a)	81,206,219	60,069,148
3,753,400	Lee Enterprises, Inc.	128,523,058	54,987,310
4,962,300	McClatchy Co., Class A	217,503,439	62,127,996
1,543,100	Mohawk Industries, Inc. (a)	109,762,546	114,806,640
3,287,800	Newell Rubbermaid Inc.	84,716,129	85,088,264
3,236,575	Royal Caribbean Cruises Ltd.	135,809,325	137,360,243
		1,044,603,913	838,991,172
	Consumer Staples—7.96%
6,213,825	Constellation Brands, Inc. (a)	135,580,590	146,894,823
2,418,953	J.M. Smucker Co.	96,648,892	124,430,942
		232,229,482	271,325,765
	Financial Services—33.39%
4,703,350	Assured Guaranty Ltd. (b)	98,883,936	124,826,909
2,729,400	CB Richard Ellis Group, Inc. (a)	60,149,193	58,818,570
2,132,500	City National Corp.	154,868,542	126,990,375
3,330,000	Equifax Inc.	126,918,180	121,078,800
6,450,550	H&R Block, Inc.	143,481,586	119,786,713
3,938,150	HCC Insurance Holdings, Inc.	68,404,887	112,946,142
4,062,700	Janus Capital Group Inc.	49,753,658	133,459,695
1,500,500	Jones Lang LaSalle Inc.	23,634,202	106,775,580
403,525	Markel Corp. (a)	90,358,093	198,171,128
904,000	Sotheby’s	32,909,965	34,442,400
		849,362,242	1,137,296,312
	Health Care—7.63%
1,212,300	Bio-Rad Laboratories, Inc., Class A (a)	74,732,433	125,618,526
5,223,175	IMS Health Inc.	121,784,313	120,341,952
559,875	Invacare Corp.	12,233,824	14,108,850
		208,750,570	260,069,328
	Materials & Processing—10.65%
3,615,710	Brady Corp., Class A	69,842,871	126,875,264
1,253,250	Energizer Holdings, Inc. (a)	25,864,606	140,526,922
2,662,300	USG Corp. (a)	120,745,256	95,283,717
		216,452,733	362,685,903
	Producer Durables—10.33%
3,408,000	ACCO Brands Corp. (a)(b)	76,759,532	54,664,320
2,258,450	Herman Miller, Inc.	43,448,233	73,151,196
4,130,900	IDEX Corp. (b)	57,976,398	149,249,417
4,712,775	Steelcase Inc., Class A	57,694,985	74,791,739
		235,879,148	351,856,672

ARIELMUTUALFUNDS.COM

December 31, 2007 (Unaudited)

Number of Shares	COMMON STOCKS—100.11% (cont’d)	Cost	Market Value

	Technology—5.52%
2,218,775	Anixter International Inc. (a)(b)	$58,438,417	$138,163,119
17,620,950	BearingPoint, Inc. (a)(b)	139,455,233	49,867,289
		197,893,650	188,030,408

	Total Common Stocks	2,985,171,738	3,410,255,560

Principal Amount	REPURCHASE AGREEMENT—0.52%	Cost	Market Value

$17,700,650	Fixed Income Clearing Corporation, 3.50%, dated 12/31/2007, due 1/2/2008, repurchase price $17,704,092, (collateralized by Federal National Mortgage Assoc., 5.57%-6.00%, due 6/30/2028-4/18/2036)	$17,700,650	$17,700,650
	Total Investments—100.63%	$3,002,872,388	3,427,956,210
	Liabilities less Other Assets—(0.63%)		(21,399,520)
	NET ASSETS—100.00%		$3,406,556,690

(a)  Non-income producing.

(b)  Affiliated company (See Note Three).

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments.

QUARTERLY REPORT  DECEMBER 31, 2007

Ariel Fund Statistical Summary (ARGFX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
					2006	2007	2008	2006	2007	2008	Market
	Ticker	Price			Actual	Estimated	Estimated	Actual	Estimated	Estimated	Cap.
Company	Symbol	1/25/08	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

BearingPoint, Inc.	BE	1.91	1.68	8.56	(1.01)	(0.97)	0.10	NM	NM	19.1	386
Lee Enterprises, Inc.	LEE	11.04	9.51	35.65	1.90	2.21	2.63	5.8	5.0	4.2	510
Invacare Corp.	IVC	21.85	17.24	27.75	1.45	1.22	1.83	15.1	17.9	11.9	700
ACCO Brands Corp.	ABD	13.39	12.54	26.09	1.00	1.23	1.61	13.4	10.9	8.3	724
McClatchy Co.	MNI	10.18	9.29	41.00	3.13	1.75	1.98	3.3	5.8	5.1	836
Harte-Hanks, Inc.	HHS	14.52	13.16	28.78	1.39	1.29	1.37	10.4	11.3	10.6	1,036
Assured Guaranty Ltd.	AGO	21.46	13.34	31.99	2.12	2.64	2.72	10.1	8.1	7.9	1,453
Brady Corp.	BRC	29.60	29.06	44.46	2.18	2.45	2.64	13.6	12.1	11.2	1,610
Herman Miller, Inc.	MLHR	27.85	23.07	40.79	1.71	2.14	2.36	16.3	13.0	11.8	1,699
Steelcase Inc.	SCS	13.17	13.08	20.72	0.72	0.96	1.25	18.4	13.7	10.5	1,863
Sotheby’s	BID	29.92	27.55	61.40	1.73	2.98	2.95	17.3	10.0	10.1	1,988
Jones Lang LaSalle Inc.	JLL	65.94	56.68	124.99	5.16	7.47	6.83	12.8	8.8	9.7	2,114
Anixter International Inc.	AXE	56.85	51.80	88.40	4.23	5.74	6.24	13.4	9.9	9.1	2,129
IDEX Corp.	IEX	30.35	27.77	44.99	1.65	2.03	2.21	18.4	15.0	13.7	2,472
Bio-Rad Laboratories, Inc.	BIO	93.23	66.80	115.23	3.65	3.90	4.60	25.5	23.9	20.3	2,502
City National Corp.	CYN	52.75	49.76	78.54	4.66	4.52	4.06	11.3	11.7	13.0	2,556
J.M. Smucker Co.	SJM	45.04	42.75	64.32	2.73	3.06	3.39	16.5	14.7	13.3	2,591
HCC Insurance Holdings, Inc.	HCC	25.88	25.12	34.45	2.93	3.33	3.42	8.8	7.8	7.6	2,947
USG Corp.	USG	32.80	29.71	58.74	8.85	1.13	0.66	3.7	29.0	49.7	3,249
Hewitt Associates, Inc.	HEW	35.12	26.66	38.84	(0.36)	(0.78)	2.04	NM	NM	17.2	3,762
Interpublic Group of Cos., Inc.	IPG	8.47	7.22	13.69	(0.19)	0.24	0.57	NM	35.3	14.9	3,993
CB Richard Ellis Group, Inc.	CBG	18.06	15.23	42.74	1.46	2.23	2.26	12.4	8.1	8.0	4,155
IMS Health Inc.	RX	21.50	20.21	33.12	1.47	1.59	1.81	14.6	13.5	11.9	4,171
Markel Corp.	MKL	427.00	394.99	554.95	34.87	36.41	32.58	12.2	11.7	13.1	4,252
Black & Decker Corp.	BDK	69.98	63.35	97.01	6.55	6.19	6.12	10.7	11.3	11.4	4,376
Constellation Brands, Inc.	STZ	20.50	18.83	26.46	1.65	1.46	1.68	12.4	14.0	12.2	4,420
Equifax Inc.	EFX	34.49	31.49	46.30	2.01	2.53	2.56	17.2	13.6	13.5	4,549
Janus Capital Group Inc.	JNS	26.98	19.35	37.08	0.66	1.13	1.50	40.9	23.9	18.0	4,595
Mohawk Industries, Inc.	MHK	72.86	63.00	108.00	7.32	7.31	7.57	10.0	10.0	9.6	4,977
Energizer Holdings, Inc.	ENR	95.73	82.65	119.60	4.63	5.74	6.99	20.7	16.7	13.7	5,486
H&R Block, Inc.	HRB	18.12	16.89	24.95	1.33	1.25	1.55	13.6	14.5	11.7	5,887
Newell Rubbermaid Inc.	NWL	24.16	22.08	32.19	1.88	1.79	2.00	12.9	13.5	12.1	6,683
Royal Caribbean Cruises Ltd.	RCL	36.77	32.01	46.36	2.95	2.82	3.25	12.5	13.0	11.3	7,808

Note: Holdings are as of December 31, 2007. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of January 25, 2008 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and January 25, 2008 stock price. Companies with non-December fiscal year ends have been adjusted to reflect our estimate of their calendar year end earnings. NM=Not Meaningful.

800-292-7435

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

Composition of Equity Holdings

		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index
Financial Services	37.8%	29.2%	19.4%	18.4%
Consumer Discretionary & Services	31.2%	10.7%	15.4%	11.0%
Health Care	11.3%	1.8%	7.5%	12.2%
Consumer Staples	6.3%	6.2%	4.5%	8.0%
Producer Durables	5.7%	5.5%	7.5%	4.9%
Materials & Processing	5.5%	9.4%	9.1%	4.1%
Technology	2.2%	6.1%	11.0%	14.1%
Utilities	0.0%	16.7%	9.5%	7.6%
Other Energy	0.0%	5.4%	9.5%	5.0%
Autos & Transportation	0.0%	3.7%	3.6%	2.3%
Other	0.0%	2.7%	2.0%	4.5%
Integrated Oils	0.0%	2.5%	1.0%	7.8%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	99.2%
Cash & Other	0.8%

Expense Ratio

As of 9/30/07	1.12%

Average Annual Total Returns as of December 31, 2007

	4th Quarter	1 Year	3 Year	5 Year	10 Year	Life of Fund
Ariel Appreciation Fund	-5.91%	-1.40%	4.03%	10.77%	9.04%	11.73%
Russell Midcap Value Index	-5.97%	-1.42%	10.11%	17.92%	10.18%	13.10%
Russell Midcap Index	-3.55%	5.60%	11.09%	18.21%	9.91%	12.78%
S&P 500 Index	-3.33%	5.49%	8.62%	12.83%	5.91%	10.63%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Appreciation Fund

	Top Ten Equity Holdings

1	Accenture Ltd Global management consulting, technology services and outsourcing firm	4.3%

2	Baxter International Inc. Diversified health care manufacturer	3.9%

3	Northern Trust Corp. Global private wealth and institutional trust company	3.9%

4	Thermo Fisher Scientific Inc. Distributor of scientific equipment and instruments	3.9%

5	Pitney Bowes Inc. Manufacturer of mailing equipment	3.8%

6	Janus Capital Group Inc. Diversified asset management company	3.7%

7	Hewitt Associates, Inc. Human resources outsourcing and consulting firm	3.6%

8	Carnival Corp. Worldwide cruise company	3.5%

9	Constellation Brands, Inc. Leading producer and marketer of alcohol beverage brands	3.5%

10	Gannett Co., Inc. Diversified news and information company	3.5%

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. The Russell Midcap® Index measures the performance of mid-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

QUARTERLY REPORT  DECEMBER 31, 2007

Ariel Appreciation Fund Schedule of Investments

Number of Shares	COMMON STOCKS—99.21%	Cost	Market Value

	Consumer Discretionary & Services—30.97%
2,550,200	Accenture Ltd, Class A	$40,377,067	$91,883,706
768,400	Black & Decker Corp.	28,542,510	53,519,060
1,698,150	Carnival Corp.	57,915,506	75,550,694
2,413,700	CBS Corp., Class B	59,879,344	65,773,325
1,919,050	Gannett Co., Inc.	108,630,795	74,842,950
1,994,700	Hewitt Associates, Inc., Class A (a)	55,818,720	76,377,063
2,520,075	Interpublic Group of Cos., Inc. (a)	21,136,188	20,437,808
2,211,000	McClatchy Co., Class A	98,174,435	27,681,720
798,300	Mohawk Industries, Inc. (a)	56,740,967	59,393,520
1,223,000	Omnicom Group Inc.	36,462,813	58,129,190
1,431,900	YUM! Brands, Inc.	16,230,780	54,798,813
		579,909,125	658,387,849
	Consumer Staples—6.28%
898,072	Clorox Co.	34,319,557	58,527,352
3,169,200	Constellation Brands, Inc. (a)	67,668,900	74,919,888
		101,988,457	133,447,240
	Financial Services—37.54%
713,500	Aflac Inc.	32,033,875	44,686,505
2,227,125	CB Richard Ellis Group, Inc. (a)	59,135,916	47,994,544
1,204,200	City National Corp.	86,459,629	71,710,110
698,322	Dun & Bradstreet Corp.	17,041,841	61,892,279
2,024,000	Equifax Inc.	46,485,471	73,592,640
531,200	Franklin Resources, Inc.	18,426,683	60,785,216
2,750,600	H&R Block, Inc.	61,568,426	51,078,642
1,464,700	HCC Insurance Holdings, Inc.	44,748,815	42,007,596
2,364,100	Janus Capital Group Inc.	26,012,486	77,660,685
607,800	Jones Lang LaSalle Inc.	55,974,028	43,251,048
1,352,700	Moody’s Corp.	60,790,054	48,291,390
1,080,000	Northern Trust Corp.	32,760,639	82,706,400
571,500	Sotheby’s	20,869,569	21,774,150
1,159,900	T. Rowe Price Group, Inc.	20,091,199	70,614,712
		582,398,631	798,045,917
	Health Care—11.23%
1,431,750	Baxter International Inc.	30,428,252	83,113,087
3,180,060	IMS Health Inc.	51,370,367	73,268,582
1,429,554	Thermo Fisher Scientific Inc. (a)	22,127,480	82,456,675
		103,926,099	238,838,344
	Materials & Processing—5.42%
558,100	Energizer Holdings, Inc. (a)	44,258,099	62,579,753
1,469,800	USG Corp. (a)	69,339,620	52,604,142
		113,597,719	115,183,895
	Producer Durables—5.63%
707,800	Illinois Tool Works Inc.	38,063,056	37,895,612
2,148,675	Pitney Bowes Inc.	78,022,063	81,735,597
		116,085,119	119,631,209

ARIELMUTUALFUNDS.COM

December 31, 2007 (Unaudited)

Number of Shares	COMMON STOCKS—99.21% (cont’d)	Cost	Market Value

	Technology—2.14%
730,400	Anixter International Inc. (a)	$47,125,266	$45,482,008

	Total Common Stocks	1,645,030,416	2,109,016,462

Principal Amount	REPURCHASE AGREEMENT—2.40%	Cost	Market Value

$50,909,626	Fixed Income Clearing Corporation, 3.50%, dated 12/31/2007, due 1/2/2008, repurchase price $50,919,525, (collateralized by Federal National Mortgage Assoc., 6.00%, due 4/18/2036)	$50,909,626	$50,909,626
	Total Investments—101.61%	$1,695,940,042	2,159,926,088
	Liabilities less Other Assets—(1.61%)		(34,185,971)
	NET ASSETS—100.00%		$2,125,740,117

(a)   Non-income producing.

A category may contain multiple industries as defined by the Standard Industrial Classification system.

See Notes to Schedules of Investments.

QUARTERLY REPORT  DECEMBER 31, 2007

Ariel Appreciation Fund Statistical Summary (CAAPX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
					2006	2007	2008	2006	2007	2008	Market
	Ticker	Price			Actual	Estimated	Estimated	Actual	Estimated	Estimated	Cap.
Company	Symbol	1/25/08	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)

McClatchy Co.	MNI	10.18	9.29	41.00	3.13	1.75	1.98	3.3	5.8	5.1	836
Sotheby’s	BID	29.92	27.55	61.40	1.73	2.98	2.95	17.3	10.0	10.1	1,988
Jones Lang LaSalle Inc.	JLL	65.94	56.68	124.99	5.16	7.47	6.83	12.8	8.8	9.7	2,114
Anixter International Inc.	AXE	56.85	51.80	88.40	4.23	5.74	6.24	13.4	9.9	9.1	2,129
City National Corp.	CYN	52.75	49.76	78.54	4.66	4.52	4.06	11.3	11.7	13.0	2,556
HCC Insurance Holdings, Inc.	HCC	25.88	25.12	34.45	2.93	3.33	3.42	8.8	7.8	7.6	2,947
USG Corp.	USG	32.80	29.71	58.74	8.85	1.13	0.66	3.7	29.0	49.7	3,249
Hewitt Associates, Inc.	HEW	35.12	26.66	38.84	(0.36)	(0.78)	2.04	NM	NM	17.2	3,762
Interpublic Group of Cos., Inc.	IPG	8.47	7.22	13.69	(0.19)	0.24	0.57	NM	35.3	14.9	3,993
CB Richard Ellis Group, Inc.	CBG	18.06	15.23	42.74	1.46	2.23	2.26	12.4	8.1	8.0	4,155
IMS Health Inc.	RX	21.50	20.21	33.12	1.47	1.59	1.81	14.6	13.5	11.9	4,171
Black & Decker Corp.	BDK	69.98	63.35	97.01	6.55	6.19	6.12	10.7	11.3	11.4	4,376
Constellation Brands, Inc.	STZ	20.50	18.83	26.46	1.65	1.46	1.68	12.4	14.0	12.2	4,420
Equifax Inc.	EFX	34.49	31.49	46.30	2.01	2.53	2.56	17.2	13.6	13.5	4,549
Janus Capital Group Inc.	JNS	26.98	19.35	37.08	0.66	1.13	1.50	40.9	23.9	18.0	4,595
Mohawk Industries, Inc.	MHK	72.86	63.00	108.00	7.32	7.31	7.57	10.0	10.0	9.6	4,977
Dun & Bradstreet Corp.	DNB	86.94	79.02	108.45	3.97	4.68	5.41	21.9	18.6	16.1	5,034
Energizer Holdings, Inc.	ENR	95.73	82.65	119.60	4.63	5.74	6.99	20.7	16.7	13.7	5,486
H&R Block, Inc.	HRB	18.12	16.89	24.95	1.33	1.25	1.55	13.6	14.5	11.7	5,887
Pitney Bowes Inc.	PBI	34.87	32.64	49.70	2.69	2.69	2.91	13.0	13.0	12.0	7,579
Gannett Co., Inc.	GCI	35.47	31.97	63.50	4.90	4.57	4.68	7.2	7.8	7.6	8,235
Clorox Co.	CLX	59.59	56.22	69.36	3.12	3.23	3.67	19.1	18.4	16.2	8,254
Moody’s Corp.	MCO	36.01	31.64	76.09	2.58	2.38	2.17	14.0	15.1	16.6	9,304
T. Rowe Price Group, Inc.	TROW	52.01	44.59	65.46	1.90	2.45	3.00	27.4	21.2	17.3	13,726
Omnicom Group Inc.	OMC	43.89	40.86	55.45	2.57	2.93	3.27	17.1	15.0	13.4	14,348
Northern Trust Corp.	NTRS	69.44	56.52	83.17	3.00	3.66	4.00	23.1	19.0	17.4	15,319
CBS Corp.	CBS	23.88	21.34	35.75	1.80	1.95	2.15	13.3	12.2	11.1	15,832
YUM! Brands, Inc.	YUM	36.24	27.51	40.60	1.46	1.68	1.92	24.8	21.6	18.9	18,555
Accenture Ltd	ACN	33.86	31.91	44.03	1.73	2.10	2.44	19.6	16.1	13.9	20,251
Thermo Fisher Scientific Inc.	TMO	51.61	43.60	62.02	1.90	2.60	2.95	27.2	19.9	17.5	21,680
Franklin Resources, Inc.	BEN	98.39	85.00	145.59	5.87	7.52	8.20	16.8	13.1	12.0	24,152
Illinois Tool Works Inc.	ITW	49.98	45.02	60.00	3.01	3.35	3.78	16.6	14.9	13.2	27,187
Aflac Inc.	AFL	60.90	45.18	67.00	2.85	3.33	3.79	21.4	18.3	16.1	29,704
Carnival Corp.	CCL	41.41	37.61	52.41	2.79	3.01	3.15	14.8	13.8	13.1	32,590
Baxter International Inc.	BAX	61.00	47.20	65.20	2.30	2.86	3.18	26.5	21.3	19.2	38,663

Note: Holdings are as of December 31, 2007. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of January 25, 2008 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and January 25, 2008 stock price. Companies with non-December fiscal year ends have been adjusted to reflect our estimate of their calendar year end earnings. NM=Not Meaningful.

800-292-7435

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

Composition of Equity Holdings

	Ariel Focus Fund†	Russell 1000 Value Index	Russell 1000 Index	S&P 500 Index
Consumer Discretionary & Services	24.9%	7.1%	11.9%	11.0%
Financial Services	23.7%	29.2%	18.5%	18.4%
Health Care	14.4%	7.5%	12.0%	12.2%
Technology	12.4%	3.6%	13.6%	14.1%
Other	9.3%	6.0%	4.2%	4.5%
Autos & Transportation	7.0%	1.5%	2.3%	2.3%
Producer Durables	3.4%	3.1%	5.2%	4.9%
Consumer Staples	2.5%	6.8%	7.4%	8.0%
Materials & Processing	2.4%	5.2%	4.9%	4.1%
Utilities	0.0%	13.5%	7.5%	7.6%
Integrated Oils	0.0%	13.1%	6.9%	7.8%
Other Energy	0.0%	3.3%	5.5%	5.0%

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Portfolio Composition

Equity	96.0%
Cash & Other	4.0%

Expense Ratio

Net	1.25	%*
Gross	1.63	%*

* As of 9/30/07. Ariel Capital Management, LLC, the Adviser to the Ariel Mutual Funds, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2009. After that date, there is no assurance that such expenses will be limited.

Average Annual Total Returns as of December 31, 2007

	4th Quarter	1 Year	Life of Fund
Ariel Focus Fund	-5.40%	-2.54%	5.71%
Russell 1000 Value Index	-5.80%	-0.17%	10.20%
Russell 1000 Index	-3.23%	5.77%	10.63%
S&P 500 Index	-3.33%	5.49%	10.45%

Past performance does not guarantee future results.

The Value of a $10,000 Investment in Ariel Focus Fund

	Top Ten Equity Holdings

1	Toyota Motor Corp. Global auto manufacturer	6.7%

2	International Business Machines Corp. Worldwide provider of computer products and services	6.4%

3	Berkshire Hathaway Inc. Global insurance and investment firm	6.0%

4	Dell Inc. Global computer and technology provider	5.5%

5	Johnson & Johnson Diversified health care and consumer products company	5.0%

6	Accenture Ltd Global management consulting, technology services and outsourcing firm	4.6%

7	IMS Health Inc. Provider of health care data	4.6%

8	Carnival Corp. Worldwide cruise company	4.6%

9	UBS AG Worldwide financial services firm	4.4%

10	JPMorgan Chase & Co. Global financial services firm	4.3%

Note: All performance assumes the reinvestment of dividends and capital gains. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-sized, value-oriented companies with lower price-to-earnings ratios. The Russell 1000® Index measures the performance of large-sized companies. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment. The performance of Ariel Focus Fund may differ from that of Ariel Fund and Ariel Appreciation Fund due to its status as a non-diversified fund and different portfolio managers.

QUARTERLY REPORT  DECEMBER 31, 2007

Ariel Focus Fund Schedule of Investments	December 31, 2007 (Unaudited)

Number of Shares	COMMON STOCKS—96.04%	Cost	Market Value

	Autos & Transportation—6.70%
26,900	Toyota Motor Corp., ADR	$2,793,369	$2,855,973

	Consumer Discretionary & Services—23.93%
55,000	Accenture Ltd, Class A	1,554,494	1,981,650
25,200	Black & Decker Corp.	2,172,434	1,755,180
43,800	Carnival Corp.	2,106,185	1,948,662
36,500	Hewitt Associates, Inc., Class A (a)	931,695	1,397,585
57,600	Home Depot, Inc.	2,159,219	1,551,744
33,000	Omnicom Group Inc.	1,535,977	1,568,490
		10,460,004	10,203,311
	Consumer Staples—2.46%
44,300	Constellation Brands, Inc. (a)	857,360	1,047,252

	Financial Services—22.75%
27,500	Aflac Inc.	1,236,588	1,722,325
53,700	Citigroup Inc.	2,271,066	1,580,928
79,400	H&R Block, Inc.	1,779,956	1,474,458
41,600	JPMorgan Chase & Co.	1,745,710	1,815,840
23,500	Morgan Stanley	1,162,985	1,248,085
40,400	UBS AG	2,427,899	1,858,400
		10,624,204	9,700,036
	Health Care—13.81%
40,275	Covidien Ltd.	1,492,310	1,783,780
85,200	IMS Health Inc.	2,057,757	1,963,008
32,100	Johnson & Johnson	2,013,337	2,141,070
		5,563,404	5,887,858
	Materials & Processing—2.28%
27,200	USG Corp. (a)	1,295,720	973,488

	Other—8.91%
536	Berkshire Hathaway Inc., Class B (a)	1,594,230	2,538,496
31,775	Tyco International Ltd.	1,316,147	1,259,878
		2,910,377	3,798,374
	Producer Durables—3.33%
26,500	Illinois Tool Works Inc.	1,394,764	1,418,810

	Technology—11.87%
95,000	Dell Inc. (a)	2,305,224	2,328,450
25,300	International Business Machines Corp.	2,048,580	2,734,930
		4,353,804	5,063,380

	Total Common Stocks	40,253,006	40,948,482

Principal Amount	REPURCHASEAGREEMENT—3.54%	Cost	Market Value

$1,507,739	Fixed Income Clearing Corporation, 3.50%, dated 12/31/2007, due 1/2/2008, repurchase price $1,508,032, (collateralized by Federal National Mortgage Assoc., 5.57%, due 6/30/2028)	$1,507,739	$1,507,739
	Total Investments—99.58%	$41,760,745	42,456,221
	Other Assets less Liabilities—0.42%		179,786
	NET ASSETS—100.00%		$42,636,007

(a)	Non-income producing.
A category may contain multiple industries as defined by the Standard Industrial Classification system.
See Notes to Schedules of Investments.

ARIELMUTUALFUNDS.COM

Ariel Focus Fund Statistical Summary (ARFFX)	(Unaudited)

			52-Week Range		Earnings Per Share			P/E Calendar
Company	Ticker Symbol	Price 1/25/08	Low	High	2006 Actual Calendar	2007 Estimated Calendar	2008 Estimated Calendar	2006 Actual P/E	2007 Estimated P/E	2008 Estimated P/E	Market Cap. ($MM)

USG Corp.	USG	32.80	29.71	58.74	8.85	1.13	0.66	3.7	29.0	49.7	3,249
Hewitt Associates, Inc.	HEW	35.12	26.66	38.84	(0.36)	(0.78)	2.04	NM	NM	17.2	3,762
IMS Health Inc.	RX	21.50	20.21	33.12	1.47	1.59	1.81	14.6	13.5	11.9	4,171
Black & Decker Corp.	BDK	69.98	63.35	97.01	6.55	6.19	6.12	10.7	11.3	11.4	4,376
Constellation Brands, Inc.	STZ	20.50	18.83	26.46	1.65	1.46	1.68	12.4	14.0	12.2	4,420
H&R Block, Inc.	HRB	18.12	16.89	24.95	1.33	1.25	1.55	13.6	14.5	11.7	5,887
Omnicom Group Inc.	OMC	43.89	40.86	55.45	2.57	2.93	3.27	17.1	15.0	13.4	14,348
Tyco International Ltd.*	TYC	37.30	31.01	137.92	N/A	2.42	2.84	N/A	15.4	13.1	18,512
Accenture Ltd	ACN	33.86	31.91	44.03	1.73	2.10	2.44	19.6	16.1	13.9	20,251
Covidien Ltd.	COV	42.50	36.90	49.70	3.13	2.75	2.78	13.6	15.5	15.3	21,145
Illinois Tool Works Inc.	ITW	49.98	45.02	60.00	3.01	3.35	3.78	16.6	14.9	13.2	27,187
Aflac Inc.	AFL	60.90	45.18	67.00	2.85	3.33	3.79	21.4	18.3	16.1	29,704
Carnival Corp.	CCL	41.41	37.61	52.41	2.79	3.01	3.15	14.8	13.8	13.1	32,590
Dell Inc.	DELL	20.06	18.87	30.77	1.14	1.36	1.59	17.6	14.8	12.6	44,874
Home Depot, Inc.	HD	28.53	23.77	42.01	2.75	2.35	2.68	10.4	12.1	10.6	48,159
Morgan Stanley	MS	48.89	42.57	90.95	7.09	2.37	6.25	6.9	20.6	7.8	51,642
UBS AG	UBS	41.62	37.21	66.26	4.45	(0.33)	4.15	9.4	NM	10.0	79,558
Citigroup Inc.	C	26.64	22.36	55.55	4.25	0.72	2.94	6.3	37.0	9.1	133,056
International Business Machines Corp.	IBM	104.52	88.77	121.46	6.23	7.39	8.20	16.8	14.1	12.7	144,024
JPMorgan Chase & Co.	JPM	43.64	37.66	53.25	3.86	4.38	4.24	11.3	10.0	10.3	146,953
Toyota Motor Corp.	TM	102.00	91.21	138.00	8.17	9.55	10.13	12.5	10.7	10.1	162,419
Johnson & Johnson	JNJ	62.46	59.72	68.85	3.76	4.37	4.64	16.6	14.3	13.5	179,448
Berkshire Hathaway Inc.	BRK.B	4,630.00	3,460.00	5,059.00	199.86	193.64	202.85	23.2	23.9	22.8	215,188

Note: Holdings are as of December 31, 2007. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management, LLC research analysts as of January 25, 2008 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and January 25, 2008 stock price. Companies with non-December fiscal year ends have been adjusted to reflect our estimate of their calendar year end earnings. NM=Not Meaningful. NA=Not Applicable.

*On 7/2/07, Tyco International Ltd. divided into three companies (Tyco International, Tyco Electronics and Covidien Ltd.) and completed a 1-for-4 stock split. Therefore, 2006 earnings figures do not exist for the individual segments of the original company.

QUARTERLY REPORT  DECEMBER 31, 2007

Notes to Schedules of Investments	December 31, 2007 (Unaudited)

Note One | Organization

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund (the “Funds”) are series of the Trust. Ariel Fund and Ariel Appreciation Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.

Note Two | Significant Accounting Policies

The following is a summary of significant policies related to investments of the Funds held on December 31, 2007.

Investment Valuation – Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask price.

Debt obligations having a maturity of 60 days or less are valued at amortized cost which approximates market value. Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Repurchase Agreements – The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities Transactions – Securities transactions are accounted for on a trade date basis.

Note Three | Transactions with Affiliated Companies

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the three months ended December 31, 2007, with affiliated companies:

						Three Months
	Share Activity					Ended December 31, 2007
							Amount of
							Gain (Loss)
	Balance			Balance	Value		Realized on
	September 30,			December 31,	December 31,	Dividends Credited	Sale of
Security Name	2007	Purchases	Sales	2007	2007	to Income	Shares

ACCO Brands Corp.	3,380,000	28,000	—	3,408,000	$54,664,320	$—	$—
Anixter International Inc.	2,218,775	—	—	2,218,775	138,163,119	—	—
Assured Guaranty Ltd.	5,440,950	355,600	1,093,200	4,703,350	124,826,909	229,546	(3,850,903)
BearingPoint, Inc.	17,554,450	66,500	—	17,620,950	49,867,289	—	—
Hewitt Associates, Inc.*	6,660,350	—	1,843,300	4,817,050	*	—	16,503,804
IDEX Corp.	4,562,700	—	431,800	4,130,900	149,249,417	547,524	8,474,393
					$516,771,054	$777,070	$21,127,294

* No longer an affiliated company as of December 31, 2007.

Hewitt Associates provides record-keeping services for employer-sponsored plans invested in the Funds and receives shareholder service fees accordingly. An affiliate of Hewitt Associates, Hewitt Financial Services distributes Fund shares and receives 12b-1 fees from Ariel Distributors, LLC.

800-292-7435

BOARD OF TRUSTEES

CHAIRMAN EMERITUS
(has no trustee duties or responsibilities)

BERT N. MITCHELL, CPA
Chairman and Chief Executive Officer, Mitchell & Titus, LLP

* Independent Trustee

Slow and Steady Wins the Race

Ariel Investment Trust
P.O. Box 701
Milwaukee, WI 53201-0701
800-292-7435	TPI 2/08
arielmutualfunds.com